Accrued liabilities and provisions	12 Months Ended
Dec. 31, 2023
Accrued liabilities and provisions
Accrued liabilities and provisions

22.Accrued liabilities and provisions

	Asset		Environmental
	retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2022	10,006,028	898,251	1,852,215	12,756,494
Abandonment costs update (1)	3,465,340	—	—	3,465,340
Additions (2)	71,001	27,250	755,114	853,365
Uses (3)	(680,283)	(905,351)	(382,828)	(1,968,462)
Financial costs and interest (3)	477,491	808,176	45,764	1,331,431
Foreign currency translation	(237,449)	(79,670)	(137,107)	(454,226)
Transfers	—	(25,868)	184,566	158,698
Balance as of December 31, 2023	13,102,128	722,788	2,317,724	16,142,640
Current	1,105,004	70,182	420,063	1,595,249
Non-current	11,997,124	652,606	1,897,661	14,547,391
	13,102,128	722,788	2,317,724	16,142,640
(1)

Main variations in the abandonment cost are due to 1) an increase in activity in Rubiales and Caño Sur, 2) an increase in operating costs in Cira-Infantas fields, and 3) upgrades in the equipment and tariff increases.

(2)	It mainly includes the recognition of provisions related to potential obligations, provision forced environmental at Ecopetrol S.A., among others.
(3)

It mainly includes uses and interest expenses originating from rulings against the claims of Ecopetrol S.A. related to public works contributions. The recognition applied Law 2277 of 2022 with which a benefit was obtained by reducing interest payable to the tax authority by 50%

	Asset		Environmental
	retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2021	11,890,319	703,966	1,637,922	14,232,207
Abandonment costs update	(1,730,016)	—	—	(1,730,016)
Additions	93,704	153,786	468,341	715,831
Uses	(607,769)	(41,773)	(354,625)	(1,004,167)
Financial costs	333,688	10,293	17,322	361,303
Foreign currency translation	186,215	81,894	42,085	310,194
Reversal of provision for sale of assets (1)	(188,540)	—	—	(188,540)
Transfers	28,427	(9,915)	41,170	59,682
Balance as of December 31, 2022	10,006,028	898,251	1,852,215	12,756,494
Current	946,675	94,375	492,086	1,533,136
Non-current	9,059,353	803,876	1,360,129	11,223,358
	10,006,028	898,251	1,852,215	12,756,494
(1)

Corresponding to the abandonment provision associated with the assets related to the participation of Ecopetrol S.A. in Asociación Casanare, Estero, Garcero, Orocué and Corocora (CEGOC), which were sold to Perenco Oil and Gas Colombia. This trade closed on August 26, 2022.

	Asset		Environmental
	retirement		contingencies and
	obligation	Litigation	others	Total
Balance as of December 31, 2020	11,239,325	118,139	1,070,266	12,427,730
Abandonment costs update	500,868	—	—	500,868
Effect of business combination	—	329,123	618,760	947,883
Additions	242,435	261,785	210,619	714,839
Uses	(548,133)	(13,453)	(334,922)	(896,508)
Financial costs	292,329	3,925	7,272	303,526
Foreign currency translation	152,212	4,466	34,774	191,452
Transfers	11,283	(19)	31,153	42,417
Balance as of December 31, 2021	11,890,319	703,966	1,637,922	14,232,207
Current	1,041,674	59,843	488,601	1,590,118
Non-current	10,848,645	644,123	1,149,321	12,642,089
	11,890,319	703,966	1,637,922	14,232,207

22.1Asset retirement obligation

The estimated liability for asset retirement obligation costs corresponds to the future obligation that the Ecopetrol Business Group to restore environmental conditions to a level similar to that existing before the start of projects or activities, as described in Note 4.14. As these relate to long–term obligations, this liability is estimated by projecting the expected future payments and discounting at present value with a rate indexed to the Ecopetrol Business Group’s financial obligations, considering the temporariness and risks of this obligation. The discount rates used in the estimate of the obligation as of December 31, 2023, were Exploration and Production 5.02% (2022 – 5.30%), Refining and Petrochemicals 5.51% (2022 - 6.36%), and Transportation and Logistics 5.20% (2022 - 5.58%).

22.2Litigations

The following table details the main litigations recognized in the statement of financial position as of December 31, whose loss expectations are probable and could imply an outflow of resources:

	2023	2022
CTEEP Regulatory Contingency: Billing Eletrobras – RBNI Corresponds to the collection action filed by Eletrobras against ISA CTEEP requesting the return of the value charged in excess by the company as part of the payment of the compensation resulting from the extension of Concession Contract No. 059/2001 under Law No. 12,783/201, relating to NI facilities (new investments) that had been transferred to the company by Eletrobras.	34,846	40,692
Tax contingency: Property and Urban Land Tax (IPTU) CTEEP: corresponds to processes related to the collection of Property Tax (IPTU) in several municipalities of the State of São Paulo and recognizes a provision to cover processes.	20,228	23,691
Unfavorable first instance ruling for Ecopetrol in the process of direct fixing for the damages associated with the hydrocarbon spill that occurred in Guaduas, Vereda Raizal and Cajón, in the property called “La Floresta” in May 2004.	14,245	14,245
Administrative processes of a sanctioning type issued by PRONATEL and OSIPTEL Internexa Peru: Procedure for failure to pay contributions during the years 2010 to 2023 for the usufruct contracts with Telefónica del Perú and associated fines.	10,161	11,675
Second instance rulings unfavorable to the interests of Ecopetrol, related to public works contributions, for which they have a unified sentence and that could be subject to collection by the tax authority.	6,792	223,439
Lost profits because of an open competition for the management of a set of assets transferred to a trust company.	5,774	5,774
Ecopetrol S.A. as responsible for the damages caused by export activities in the area of influence of the municipalities of Cicuco, Talaigua Nuevo and Mompox.	5,428	4,680

22.3Environmental contingencies and others

These correspond to contingencies for environmental incidents and obligations related to environmental compensation and mandatory investment of 1% for the use of, exploitation of or effect on natural resources imposed by national, regional, and local environmental authorities. Mandatory investment of 1% is based on the use of water taken directly from natural sources in accordance with the provisions of Law 99 of 1993, Article 43, Decree 1900 of 2006, Decree 2099 of 2017 and 075 and 1120 of 2019 and article 321 of Law 1955 of 2019 in relation to the projects that Ecopetrol Business Group develops in Colombia.

The Colombian Government through the Ministry of Environment and Sustainable Development, issued in December 2016 and in January 2017 the Decrees 2099 and 075, which modify the Single Regulatory Decree of the environment and sustainable development sector, Decree 1076 of 2015, related to the mandatory investment for the use of water taken directly from natural sources. The decrees included modifications and guidelines regarding the geographical scope for the execution of the activities for the fulfillment of the obligation, investment lines and the calculation of the base of liquidation of the obligations. Likewise, June 30, 2017, was defined as the maximum date to modify the Investment Plans that are in execution.

From the Company’s Environmental Management, with the regional environmental departments and allies in the territory, Ecopetrol executes more than 240 current plans for environmental offsetting and forced investment of 1%, with a historical execution that exceeds $90 billion, these resources have been invested in protection, conservation and preservation actions through voluntary conservation agreements, purchase of properties intended for conservation, ecological restoration and reforestation and the achievement of the signing of the first agreement with IDEAM for the execution of the forced obligation not to less than 1%, in line with investment with actions to monitor water resources through the instrumentation and monitoring of climatological and hydrological variables with hydrometeorological stations.

22.4Contingencies

Refinería de Cartagena S.A.S.

Arbitration tribunal:

On March 8, 2016, Reficar filed a request for arbitration with the International Chamber of Commerce (the “ICC”) against Chicago Bridge & Iron Company NV, CB&I (UK) Limited and CBI Colombiana SA (jointly, “CB&I”), concerning a dispute related to the Engineering, Procurement, and Construction Agreements entered into by and between Reficar and CB&I for the expansion of the Refinería de Cartagena, Colombia. Reficar is the Claimant in the ICC arbitration and seeks no less than USD$2 billion in damages plus lost profits.

On May 25, 2016, CB&I filed its Answer to the Request for Arbitration and the preliminary version of its counterclaim against Reficar, for approximately USD $ 213 million. On June 27, 2016, Reficar filed its reply to CB&I’s counterclaim denying and disputing the declarations and relief requested by CB&I.

On April 28, 2017, Reficar filed its non-detailed claim, and, on the same date, CB&I submitted its Statement of Counterclaim increasing its claims to approximately USD $116 million and COP$387,558 million, including USD $70 million for a letter of credit compliance. On March 16, 2018, CB&I submitted its Exhaustive Statement of Counterclaim further increasing its claims to approximately USD$129 million and COP$432,303 million (including in each case interest), and also filed its Exhaustive Statement of Defense to Reficar’s claims. On this same date, Reficar filed its Exhaustive Statement of Claim seeking, among others, USD$139 million for provisionally paid invoices under the Memorandum of Agreement (“MOA”) and Project Invoicing Procedure (“PIP”) Agreements and the EPC Contract.

On June 28, 2019, Chicago Bridge & Iron Company filed a response to Reficar’s non-detailed defense of the counterclaim, updating the value of its claim to approximately USD $137 million and COP $503,241 million, including interest. Likewise, CB&I presented its detailed defense to Reficar’s claim.

On this same date, Reficar filed its Reply to CB&I’s Non-Exhaustive Statement of Defense and its Exhaustive Statement of Defense to CB&I’s counterclaim, updating its claim for provisionally paid invoices under the MOA and PIP Agreements and the EPC Contract to approximately USD$137 million.

In relation to this matter, as of December 31, 2020, there is a balance of approximately USD $ 122 million, in invoices paid by Reficar to CB&I, under the PIP and MOA Agreements of the EPC contract, whose supports provided to date by CB&I do not show acceptance by AMEC Foster Wheeler - PCIB.

In January 2020, McDermott International Inc. – CB&I parent company – commenced a bankruptcy case under title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas. Faced with this situation, Refinería de Cartagena has taken actions to protect its interests and has a group of experts with whom it will continue to evaluate other measures it may adopt in this new circumstance.

As a consequence of the initiation of the reorganization process, the arbitration was suspended until July 1, 2020, as described below.

On January 21, 2020, Comet II BV, the successor in interest to Chicago Bridge & Iron Company NV, commenced bankruptcy case under title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas. Before the beginning of the insolvency process of Comet II BV, an automatic suspension of the initiation or continuation of any action, process or execution of judgment or award against Comet II BV became effective, which suspended the arbitration. On January 23, 2020, Comet II B.V. obtained an order from the Bankruptcy Court permitting it to, in its discretion, modify the automatic stay to permit it to proceed with litigation or other contested matters.

On March 14, 2020, the Bankruptcy Court entered an order confirming a plan of reorganization, and the order provides for the stay against the arbitration to end upon the earlier of the effective date of the plan or August 30, 2020.- whichever would occur first. On June 30, 2020, McDermott International Inc. notified the occurrence of the effective date of the reorganization plan, for which the suspension of arbitration was lifted on July 1, 2020.

On May 6, 2020, the Superintendence of Companies ordered the judicial liquidation of CBI Colombiana SA, one of the defendants in the CB&I arbitration. On October 22, 2020, Reficar requested its recognition as a creditor of CBI Colombiana SA, up to the maximum amount of its claims in the arbitration. On January 15, 2021, the liquidator of CBI Colombiana SA accepted Reficar’s request.

On September 22, 2020, the tribunal scheduled the start of the hearings for May 2021.

Between May 17 and June 16, 2021, the first two blocks of the hearing were held, in which the evidence in the Arbitration against CB&I was presented. On June 16, 2021, the Court ordered the submission of post-hearing briefs for October 15 and November 5, 2021. Likewise, the Court summoned the parties to a hearing on closing arguments for November 18, and 19, 2021.

On August 16, 2021, the parties requested the Court to modify the procedural calendar, consisting of slightly altering the dates of presentation of the post-hearing briefs. On August 26, 2021, the Court granted the request of the parties, so the post-hearing briefs were presented on October 22 and November 10, 2021. The closing arguments hearing was held in a single session on November 18, 2021, and the session scheduled for November 19, 2021, was dispensed with.

Subsequently, on December 20, 2021, Refinería de Cartagena presented its memorial for costs in the Arbitration against CB&I. For its part, on February 11, 2022, CB&I presented its memorial for costs.

On September 7, 2023, Refinería de Cartagena S.A.S. was notified of the decision of the International Arbitration Court that resolved the lawsuit filed by the Company against Chicago Bridge & Iron Company N.V., CB&I UK Limited Ltd. and CBI Colombiana S.A. (CB&I), in face of the International Chamber of Commerce, in relation to the engineering, procurement and construction contract for the expansion and modernization of the Refinería de Cartagena. The Arbitration Court ordered CB&I to pay approximately $1,000 USD million plus interest in favor of Refinería de Cartagena. Similarly, the Arbitral Tribunal dismissed CB&I’s claims for close to $400 USD million. Chicago Bridge & Iron Company N.V. and CB&I UK Limited applied for the annulment of the award on June 8, 2023.

On August 4, 2023, Refinería de Cartagena answered to the annulment request and, in addition, requested its confirmation. Likewise, on September 22, the Company presented its reply memorandum to the request for confirmation of the Arbitration Award.

The Arbitration Court decision is binding on the parties and, as part of the legal process, it must be confirmed by the Court for the Southern District of New York.

On September 8, 2023, McDermott International, parent company and controlling company of CB&I, reported that it will initiate financial restructuring procedures for its subsidiaries in the United Kingdom and the Netherlands, CB&I UK Limited and Chicago Bridge & Iron Company N.V. respectively, considering the imposed order by an international arbitration court of the International Chamber of Commerce against them and in favor of Refinería de Cartagena. The Company, advised by a global team of lawyers and experts, became an active part of the business reorganization processes in said countries to defend its own interests.

Subsequently, on October 10, 2023, the Convicts requested before the Texas Bankruptcy Judge the initiation of a procedure for recognition of financial restructuring processes abroad, known as Chapter 15 of the Bankruptcy Code of the United States of America. Specifically, they requested recognition of the financial restructuring processes that were announced by McDermott International on September 8, 2023.

Based on the above, the process of annulment and recognition of the Arbitration Award - which determines the possibility of executing it and therefore collecting the decreed sums - is temporarily suspended by order of the Bankruptcy Judge of the Texas Judge. In this regard, it should be noted that the judge only issued an order suspending proceedings in the United States of America that go against the assets of the Convicted parties.

On November 29, 2023, a hearing was held to request the lifting of the temporary suspension, however the Judge did not grant the request, however, he determined that when new facts are available, Refinería de Cartagena may request the lifting of the measure again. provisional suspension.

On February 27, 2024, Refinería de Cartagena was notified of the decision of the United Kingdom Court in which it was determined that the financial restructuring plan of CB&I UK Limited, a subsidiary of McDermott International Ltd., was approved by said court.

Regarding the reorganization process started by Chicago Bridge & Iron Company (now McDermott Holdings N.V.) in the Netherlands on September 8, 2023, on February 25, 2024, an independent restructuring expert appointed by the Court put to a vote an alternative reorganization plan under which Refinería de Cartagena would receive shares from McDermott International Ltd. Business Group. This plan is expected to be approved in March of this year.

On March 21, 2024, in response to the restructuring process, Refinería de Cartagena S.A.S. was notified of the decision of the Court of the Netherlands on March 21, 2024, facing the approval of the alternative financial restructuring plan of CB&I N.V.

Through this plan, Refinería de Cartagena S.A., among other aspects, will receive preferred shares convertible into 19.9% of the common capital of McDermott International Ltd., (parent of CB&I N.V.) a business group with a presence in more than 54 countries, specialized in engineering for the energy industry, as well as in low carbon emissions solutions.

With this judicial decision, the Company consolidates the defense of its interests and those of the Nation.

As of March 31, 2024, given the sanctioning of the aforementioned plans, Refinería de Cartagena became a shareholder of 19.9% of McDermott International Ltd. and was a beneficiary of (i) US$ 70 million and US$ 95 million draw under two different letters of credits; and (ii) US$ 9 million corresponding to reimbursement of legal fees. In relation to the shares of McDermott International Ltd., although they are preferred shares, Refineria de Cartagena does not have the right to vote, or to designate a Board Member nor exercises control over McDermott International Ltd. Refinería de Cartagena advances in the fair value measurement of the shares to recognize them in its financial statements.

These latest events have no impact on the financial statements as of December 31, 2023.

Investigations of control entities – Reficar

Reficar is a wholly owned subsidiary of Ecopetrol S.A. According to Colombian regulations, Ecopetrol’s and Reficar’s employees are considered public servants, and as such can be held liable for negligent use or management of public resources. In this context, given that Ecopetrol S.A. is majority owned by the Colombian Government and Reficar is a wholly owned subsidiary of Ecopetrol, Ecopetrol and Reficar administer public resources.

As a result, Ecopetrol S.A. and Reficar employees are generally subject to the control and supervision of the following control entities, among others:

1.Office of the Comptroller General (Contraloría General de la República – CGR):

-	PRF-80011-2018-33300

Through Order No. 1328 of August 24th, 2021, the CGR closed the preliminary investigation UCC-IP-005-2019 and opened a new fiscal responsibility process. In this, eight former officials of Refinería de Cartagena (three former presidents and five former financial vice-presidents) are investigated.

In this process, 8 former officials of the Refinería de Cartagena are being investigated (3 former presidents and 5 former financial vice presidents).

The CGR made a special visit to the refinery facilities between February 20 and 24, 2023, which focused on two main points related to: (i) unidentified expenses, for $22 MUSD from the periods 2015 to 2018 and, (ii) $269 MUSD that, according to the CGR, entered the Project, and its use could not be identified.

On March 1, 2023, through Auto No. 0335, the CGR decreed the preparation of a technical report by the CGR team that participated in the visit.

On April 14, 2023, the officials assigned by the CGR presented the technical report in which, based on the information provided and the explanations provided by the Refinería de Cartagena, it was concluded that in all records the destination of the associated expense was identified to each of the third parties.

On April 19, 2023, by Order No. 0665, it was ordered to incorporate the technical report into the process and make it available to the procedural subjects. It is expected that, based on the conclusions of the report, the CGR will make the decision to charge or archive the process.

There were no additional changes to the process.

2.Prosecutor’s Office (Fiscalía General de la Nación - FGN)

Proceeding 1 – 110016000101201600023 - MOA - PIP and EPC

This process is being carried out against some ex-members of the Board of Directors and ex-employees of Refinería de Cartagena, workers of the Chicago Bridge and Iron Company (CB&I) and the Statutory Auditor of Refinería de Cartagena between 2013 and 2015, for crimes of undue interest in the execution of contracts, embezzlement by appropriation in favor of third parties, illicit enrichment of individuals in favor of third parties and ideological falsehood in a public document. In this process, Refinería de Cartagena and Ecopetrol S.A. were officially recognized as victims.

On November 25, 2019, the trial preparatory hearing was installed and is currently taking place.

As of December 31, 2023, there were no changes to the process.

Proceeding 2 - 110016000101201800132 Business line

This process is being carried out against ex-members of the Board of Directors and a ex-president of Refinería de Cartagena, for the crimes of aggravated unfair administration, and obtaining a false public document. In this process, Refinería de Cartagena and Ecopetrol S.A. were officially recognized as victims.

On November 18, 2019, the preparatory trial hearing was installed, and it is currently being developed.

As of December 31, 2023, there were no changes to the process.

Proceeding 3 – 110016000101201800134 – Subscription of contract PMC - Foster Wheeler

This process is being carried out against two ex-employees of Refinería de Cartagena who acted as ex-president on property and ex-president in charge, for the crime of entering into a contract without legal requirements. In this process, Refinería de Cartagena and Ecopetrol S.A. were officially recognized as victims.

On August 18, 2022, a sentence was handed down imposing the minimum penalty for the crime charged, equivalent to 64 months in prison and a fine of (66.66) SMLMV. On August 25, 2022, the defenders of the defendants supported the appeal briefs, and the parties were notified to rule.

On October 19, 2023, the Criminal Chamber of the Superior Court of Bogota confirmed the first instance ruling.

Against this ruling, the attorneys of the convicted persons filed an extraordinary appeal for cassation before the Supreme Court of Justice.

Proceeding 4 - 110016000000201702546 – Principle of opportunity

This process is being executed against a ex-employee of the Refinería de Cartagena, for charges related to crimes against the public administration, and illegal interest in the execution of contracts.

The criminal action is suspended until December 2023, due to the application of the principle of opportunity.

22.5Detail of contingent liabilities

The following is a summary of the main contingent liabilities that have not been recognized in the statement of financial position as, according to the evaluations made by internal and external advisors of the Ecopetrol Business Group, the expectation of loss is not probable as of December 31, 2023, and 2022:

	2023		2022
	Number of		Number of
Type of process	processes	Proceedings	processes	Proceedings
Constitutional	115	644,398	122	642,057
Ordinary administrative	145	3,092,308	147	2,590,089
Labor	645	78,432	625	68,194
Civil	57	17,350	59	761,090
Arbitration	1	449,781	—	—
Penal	1	—	—	—
	964	4,282,269	953	4,061,430

22.6Details of contingent assets

The following is a breakdown of the Ecopetrol Business Group’s principal contingent assets, where the associated contingent gain is likely, but not certain:

	2023		2022
	Number of		Number of
Type of process	processes	Proceedings	processes	Proceedings
Ordinary administrative	94	662,350	87	687,332
Arbitration	1	300,846	—	—
Civil	268	31,136	211	30,717
Penal	116	35,561	98	2,453
Labor	488	18,424	406	15,696
Constitutional	6	—	10	—
	973	1,048,317	812	736,198